SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C.  20549


                          FORM 8-K


      CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
             THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  December 9, 1999


                   COMTEX News Network, Inc.
     (Exact Name of Registrant as Specified in Charter)


     New York                   0-10541                13-3055012
(State or Other Jurisdiction  (Commission File Number) (I.R.S.
of Incorporation)                                      Employer Identification)


4900 Seminary Road, Suite 800, Alexandria, Virginia  22311
(Address of Principal Executive Offices)             (Zip Code)


Registrant's telephone number, including area code:  (703) 820-2000

                  COMTEX SCIENTIFIC CORPORATION
(Former name or former address, if changed since last report.)

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ITEM 5.                            OTHER EVENTS

          On December 9, 1999 COMTEX News Network, Inc. (the
"Company") announced the closing of a private placement.  The
Company sold 1,300,000 shares of restricted common stock to accredited private investors at $1.00 per share.

ITEM 7.   EXHIBITS

          The following exhibits are filed as part of this report on Form 8-K:

          Exhibit No.              Title

          99.1 Press Release, dated December 9, 1999.



                          SIGNATURE

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              COMTEX News Network, Inc.


                              By:  /S/ AARON N. DANIELS
                                   Aaron N. Daniels
                                   Vice President, Finance & Administration
                                     and Chief Financial Officer


Dated:    December 13, 1999





                              2

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                        EXHIBIT INDEX


Exhibit No.              Title

99.1                Press Release, dated December 9, 1999.



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